UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2009

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27865	13-2640971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22900 Shaw Road, Suite 111, Sterling, VA 20166

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  703-964-8000

205 Van Buren Street, Suite 150, Herndon, VA 20170

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See Item 2.01, below, regarding the discussion of the Stock Purchase Agreement dated March 30, 2009, which was entered into by IceWEB, Inc. (the “Company”), IceWEB Virginia, Inc., and ABC NETWORKS, INC., a Virginia corporation (“ABC”), as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2009. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 30, 2009, the Company completed the sale of IceWEB Virginia, Inc., a wholly owned subsidiary, to ABC Networks, Inc., (“ABC”) a privately held U.S. company.

Pursuant to the terms of the transaction, ABC acquired 100% of the outstanding common stock of IceWEB, Virginia, Inc.

The aggregate sales price consisted of the following:

Common stock issued to purchaser	$80,000
Net book value of disposed subsidiary	(3,680,421)
$(3,600,421)

The following table summarizes the estimated fair values of IceWeb Virginia’s assets and liabilities disposed of at the date of the sale:

Intangible assets, net	$(53,565)
IceWEB, Inc. common stock	(80,000)
Accounts payable and accrued liabilities	3,733,986
Estimated gain on the sale	$3,600,421

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma financial information.

Unaudited Pro Forma Combined Balance Sheet and Unaudited Pro Forma Combined Statement of Operations of IceWEB, Inc. for fiscal 2008 and the first quarter of fiscal 2009.

(d) Exhibits.

Exhibit 2.1	Stock Purchase Agreement
Exhibit 99.1	Press release dated April 8, 2009

The following proforma financial statements were prepared to reflect the proforma balance sheet and statement of operations of IceWEB, Inc. for fiscal 2008 and the first quarter of fiscal 2009, assuming the sale of IceWEB Virginia, Inc. had occurred as of September 30, 2007. The allocation of indirect corporate expenses from IceWEB, Inc. to IceWEB Virginia, Inc. are not reflected in the statements of operations presented so as to provide meaningful proforma results for IceWEB, Inc.

ICEWEB, Inc. Unaudited Pro Forma Combined Balance Sheet September 30, 2008
	Consolidated Iceweb, Inc.	Iceweb Virginia, Inc.	Proforma, excluding Iceweb Virginia, Inc.
CURRENT ASSETS:
Cash	$4,780	$—	$4,780
Accounts receivable, net	3,094,110	2,976,798	117,312
Prepaid expenses	55,155	969	54,186
Inventory	400,312	248,878	151,434
Other current assets	21,572	—	21,572
	3,575,929	3,226,645	349,284

OTHER ASSETS:
Property and equipment, net	1,169,369	—	1,169,369
Deposits	61,418	—	61,418
Intangible assets, net of accumulated amortization of $458,318)	1,132,612	99,479	1,033,133
Total Assets	$5,939,328	$3,326,124	$2,613,204

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$7,762,872	$6,680,151	$1,082,721
Notes payable	1,372,565	—	1,372,565
Deferred revenue	13,164	10,000	3,164
	9,148,601	6,690,151	2,458,450

Long-Term Liabilities
Notes Payable	956,520	—	956,520
Total Liabilities	10,105,121	6,690,151	3,414,970

Stockholders’ Deficit
Preferred Stock ($.001 par value; 10,000,000 shares authorized)
Series A convertible preferred stock ($.001 par value; 0 shares issued and outstanding)	—	—	—
Series B convertible preferred stock ($.001 par value; 1,253,334 shares issued and outstanding)	1,253	—	1,253
Common stock ($.001 par value; 1,000,000,000 shares authorized; 24,688,088 shares issued and 24,425,588 shares outstanding)	24,690	—	24,690
Additional paid in capital	15,953,221	—	15,953,221
Accumulated deficit	(20,131,957)	(3,364,027)	(16,767,930)
Treasury stock, at cost, (162,500 shares)	(13,000)	—	(13,000)
Total stockholders’ deficit	(4,165,793)	(3,364,027)	(801,766)

Total liabilities and stockholders’ deficit	$5,939,328	$3,326,124	$2,613,204

ICEWEB, Inc. Unaudited Pro Forma Combined Statement of Operations For the twelve months ended September 30, 2008
	Consolidated Iceweb, Inc.	Iceweb Virginia, Inc.	Proforma, excluding IceWEB Virginia, Inc.

Sales	$16,294,423	$14,886,699	$1,407,725

Cost of sales	14,067,629	13,308,888	758,742

Gross profit	2,226,794	1,577,811	648,983

Operating expenses:
Marketing and selling	192,595	13,170	179,425
Depreciation and amortization expense	575,499	91,826	483,673
Research and development	303,526	303,526	—
General and administrative	6,910,039	1,154,936	5,755,103
Total Operating Expenses	7,981,659	1,563,458	6,418,201

Income (loss) From Operations	(5,754,865)	14,353	(5,769,218)

Other income (expenses):
Interest income	3,444	—	3,444
Interest expense	(659,372)	(578,654)	(80,718)

Total other income (expenses):	(655,928)	(578,654)	(77,274)

Net loss	$(6,410,793)	$(564,301)	$(5,846,492)

Basic and diluted loss per common share	$(0.35)	$(0.03)	$(0.32)

Weighted average common shares outstanding basic and diluted	18,321,369	18,321,369	18,321,369

ICEWEB, Inc. Unaudited Pro Forma Combined Balance Sheet As of December 31, 2008
	Consolidated Iceweb, Inc.	Iceweb Virginia, Inc.	Proforma, excluding IceWEB, Virginia, Inc.
CURRENT ASSETS:
Cash	$3,498	$—	$3,498
Accounts receivable, net of allowance of $9,000	3,794,162	3,536,902	257,260
Inventory	461,055	248,759	212,296
Other current assets	16,807	—	16,807
Prepaid expenses	55,308	—	55,308
	4,330,830	3,785,661	545,169

OTHER ASSETS:
Property and equipment, net	1,091,968	—	1,091,968
Deposits	61,418	—	61,418
Intangible assets, net of accumulated amortization of $442,047)	1,048,882	76,522	972,360
Total Assets	$6,533,098	$3,862,183	$2,670,915

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$7,865,191	$6,671,521	$1,193,670
Notes payable	1,842,055	—	1,842,055
Deferred revenue	14,396	10,000	4,396
	9,721,642	6,681,521	3,040,121

Long-Term Liabilities
Notes payable	1,145,921	—	1,145,921

Total Liabilities	10,867,563	6,681,521	4,186,042

Stockholders’ Deficit
Preferred Stock ($.001 par value; 10,000,000 shares authorized)
Series B convertible preferred stock ($.001 par value; 1,253,334 shares issued and outstanding)	1,253	—	1,253
Common stock ($.001 par value; 1,000,000,000 shares authorized; 30,979,369 shares issued and 30,816,669 shares outstanding)	30,981	—	30,981
Additional paid in capital	16,437,291	—	16,437,291
Accumulated deficit	(20,790,990)	(2,819,338)	(17,971,652)
Treasury stock, at cost, (162,500 shares)	(13,000)	—	(13,000)

Total stockholders’ deficit	$(4,334,465)	$(2,819,338)	$(1,515,127)

Total Liabilities and stockholders’ deficit	$6,533,098	$3,862,183	$2,670,915

ICEWEB, Inc. Unaudited Pro Forma Combined Statement of Operations For the three months ended December 31, 2008

	Consolidated Iceweb, Inc.	Iceweb Virginia, Inc.	Proforma

Sales	$1,740,588	$1,237,152	$503,436

Cost of sales	1,267,675	1,015,975	251,700

Gross profit	472,913	221,177	251,736

Operating expenses:
Marketing and selling	11,244	100	11,144
Depreciation and amortization expense	176,248	22,957	153,291
Research and Development	81,665	—	81,665
General and administrative	667,059	92,459	574,600

Total Operating Expenses	936,216	115,516	820,700

Income (loss) From Operations	(463,303)	105,661	(568,964)

Other income (expenses):
Gain/(loss) from sale of assets	—		—
Interest income	483		483
Interest expense	(196,214)	(112,152)	(84,062)

Total other income (expenses):	(195,731)	(112,152)	(83,579)

Net income (loss)	$(659,034)	$(6,491)	$(652,543)

Basic and diluted loss per common share	$(0.02)	$(0.00)	$(0.02)

Weighted average common shares outstanding basic and diluted	28,855,635	28,855,635	28,855,635

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICEWEB, INC.

April 15, 2009	By: /s/ John R. Signorello John R. Signorello CEO and principal executive officer